Exhibit 32.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
THE MIDDLEBY CORPORATION
PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Selim A. Bassoul, Chairman, President and Chief Executive Officer (principal executive officer) of The Middleby Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of the Registrant (the “Report”), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial `condition and results of operations of the Registrant.

Date: March 16, 2006

	By:	/s/ Selim A. Bassoul
Selim A. Bassoul